Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER OF

UNION SECURITY INSURANCE COMPANY

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

§ 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Union Security Insurance Company (the “Company”) on Form 10-Q for the period ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ranell M. Jacobson, Treasurer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 10, 2006

/s/ Ranell M. Jacobson
Ranell M. Jacobson Treasurer (Principal Financial Officer)

The foregoing certification is being furnished solely pursuant to U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.